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                                                                   EXHIBIT 1.2




                FORD CREDIT AUTO [GRANTOR] [OWNER] TRUST ____-_
                         ___% ASSET BACKED CERTIFICATES


                     FORD CREDIT AUTO RECEIVABLES TWO L.P.
                                    (SELLER)


                                                                  _____ __, ____


                      [CERTIFICATE] UNDERWRITING AGREEMENT


______,
As Representative
(the "Representative") of the
Several Underwriters,
______

Ladies and Gentlemen:

                 [1.      Introductory.  Ford Credit Auto Receivables Two L.P.,
a Delaware limited partnership (the "Seller"), proposes to sell $______ principal balance of ____% Asset Backed Certificates (the "Certificates"), issued by Ford Credit Auto Owner Trust ____-_ (the "Trust"). Each Certificate will represent a beneficial interest in the Trust, the assets of which will include the Receivables (as hereinafter defined) and certain other property. The Certificates will be issued pursuant to the Amended and Restated Trust Agreement (the "Trust Agreement") to be dated as of ________ __, ____, by and between the Seller, as depositor, and ______ (the "Owner Trustee"). Simultaneously with the issuance and sale of the Certificates as contemplated herein, the Trust will issue $________________ principal amount of ____% Class A-1 Asset Backed Notes, $________________ principal amount of ____% Class A-2 Asset Backed Notes and $________________ principal amount of ____% Class A-3 Asset Backed Notes (collectively, the "Notes"). The Notes will be issued pursuant to the Indenture to be dated as of ______ __, ____ (the "Indenture") by and between the Trust and ______ (the "Indenture Trustee"). Payments in respect of the Certificates are, to the
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extent specified in the Indenture, the Sale and Servicing Agreement (as
hereinafter defined) and the Trust Agreement, subordinated to the rights of the holders of the Notes.

                 The property of the Trust will include, among other things, a pool of retail installment sale contracts for new and used automobiles and light trucks (the "Receivables") and certain monies due or in some cases received thereunder on or after ______ __, ____ (the "Cutoff Date"), such Receivables to be sold to the Trust by the Seller and to be serviced for the Trust by Ford Motor Credit Company, a Delaware corporation (the "Servicer" or "Ford Credit"), pursuant to the Sale and Servicing Agreement (the "Sale and Servicing Agreement") to be dated as of ______ __, ____ by and among the Seller, the Servicer and the Trust.]

                 [1.      Introductory.  Ford Credit Auto Receivables Two L.P.,
a Delaware limited partnership (the "Seller"), proposes to sell $______ principal balance of its ____% Asset Backed Certificates, Class A (the "Class A Certificates") of the Ford Credit Auto Grantor Trust ____-_ (the "Trust").
Each Class A Certificate will represent a fractional undivided interest in the Trust. The assets of the Trust will include, among other things, a pool of retail installment sale contracts for new and used automobiles and light trucks (the "Receivables") and certain monies due or in some cases received thereunder on or after ______ __, ____ (the "Cutoff Date"), such Receivables to be sold to the Trust and to be serviced for the Trust by Ford Motor Credit Company, a Delaware corporation (the "Servicer" or "Ford Credit"). The Class A Certificates will be issued in an aggregate principal balance of $______ which is equal to ___% of the aggregate principal balance of the Receivables, as of the Cutoff Date. Simultaneously with the issuance and sale of the Class A Certificates as contemplated herein, the Trust will also issue certificates entitled "___% Asset Backed Certificates, Class B" (the "Class B Certificates," and together with the Class A Certificates, the "Certificates") evidencing an undivided ownership interest of ___% in the Trust, payments in respect of which are, to the extent specified in the Pooling and Servicing Agreement (defined below), subordinated to the rights of the holders of the Class A Certificates. The Certificates will be issued pursuant to a pooling and servicing agree-

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ment (the "Pooling and Servicing Agreement") to be dated as of ______ __, ____
among the Seller, the Servicer and ______, as trustee (the "Trustee") and as Class A Agent.]

                 Capitalized terms used herein and not otherwise defined shall have the meanings given them in the [Pooling] [Sale] and Servicing Agreement.

                 2. Representations and Warranties of the Seller. The Seller represents and warrants to and agrees with the several underwriters named in Schedule I hereto (the "Underwriters") that:

                          (a)     A registration statement on Form S-3 (No.
333-01245), including a form of prospectus and such amendments thereto as may have been required to the date hereof, relating to the [Class A] Certificates and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "Act"), has been filed with the Securities and Exchange Commission (the "Commission") and such registration statement, as amended, has become effective. Such registration statement in such form, including the exhibits thereto [(but excluding Form T-1)] and any material incorporated by reference therein, is hereinafter referred to as the "Registration Statement," and the prospectus (including the base prospectus and any prospectus supplement) relating to the [Class A] Certificates, as first filed, or mailed for filing, with the Commission pursuant to Rule 424(b) ("Rule 424(b)") under the Act is hereinafter referred to as the "Prospectus." For purposes of this Agreement, "Effective Time" means the date and time as of which such Registration Statement, or the most recent post-effective amendment thereto, is declared effective by the Commission, and "Effective Date" means the date of the Effective Time.

                          (b)     On the Effective Date, the Registration
Statement did conform, in all material respects to the requirements of the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), where applicable, and the rules and regulations of the Commission under the Act or the Exchange Act, as applicable, and did not, as of the Effective Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however,





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that this representation and warranty shall not apply to any statement or omission made in reliance upon and in conformity with information furnished in writing to the Seller or Ford Credit Auto Receivables Two, Inc. (the "General Partner") by the Underwriters expressly for use in the Registration Statement. On the date of this Agreement, the Registration Statement conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b), the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder (the "Rules and Regulations"), and, except as aforesaid, neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                          (c)     The Seller has been duly formed and is
validly existing as a limited partnership in good standing under the laws of the State of Delaware, and is duly qualified to transact business and is in good standing in each jurisdiction in the United States of America in which the conduct of its business or the ownership of its property requires such qualification.

                          (d)     The consummation by the Seller of the
transactions contemplated by this Agreement and the [Pooling and Servicing Agreement] [Basic Documents], and the fulfillment of the terms hereof and thereof, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation of any lien, charge, or encumbrance upon any of the property or assets of the Seller pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement, or similar agreement or instrument under which the Seller is a debtor or guarantor.

                          (e)  This Agreement has been duly authorized,
executed and delivered by the Seller; on the Closing Date (as hereafter defined), the [Class A] Certificates will have been duly executed, authenticated, issued and delivered; on the Closing Date, the [Pooling and Servicing Agreement and the Purchase Agreement] [Basic Documents to which the Seller is a party] will have been duly authorized, executed and delivered by and





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will constitute valid and binding obligations of the Seller in accordance with their terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law; and the [Pooling and Servicing Agreement and the Purchase Agreement] [Basic Documents] will conform to the description thereof in the Prospectus in all material respects.

                          (f)     The computer tape with respect to the
Receivables (the "Computer Tape") to be delivered by Ford Credit as seller under the Purchase Agreement to each of the [Owner] Trustee [, the Indenture Trustee] and the Representative, will be complete and accurate in all material respects as of the date thereof.

                 3. Purchase, Sale, and Delivery of [Class A] Certificates. On the basis of the representations, warranties, and agreements herein contained, but subject to the terms and conditions herein set forth, the Seller agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Seller, the aggregate principal balances of the Class A Certificates set forth opposite the names of the Underwriters in Schedule I hereto. The [Class A] Certificates are to be purchased at the purchase price of ________% of the aggregate principal balances thereof, plus accrued interest, if any, at the applicable [Pass-Through] Rate [Certificate] Rate calculated from (and including) ______ __, ____ to (but excluding) the Closing Date.

                 Against payment of the purchase price in immediately available funds drawn to the order of the Seller, the Seller will deliver the [Class A] Certificates to the Representative, for the account of the Underwriters, at the office of Skadden, Arps, Slate, Meagher & Flom on _____ __, ____, at 10:00 a.m., New York time, or at such other time not later than seven full business days thereafter as the Representative and the Seller determine, such time being herein referred to as the "Closing Date." The [Class A] Certificates to be so delivered will be initially represented by one or more [Class A] Certificates registered in the name of Cede & Co., the nominee of The Depository Trust Company ("DTC"). The interests





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of beneficial owners of the [Class A] Certificates will be represented by book entries on the records of DTC and participating members thereof. Definitive Certificates will be available only under limited circumstances.

                 4. Offering by Underwriters. It is understood that, after the Registration Statement becomes effective and a current prospectus is filed with the Commission, the Underwriters propose to offer the [Class A] Certificates for sale to the public (which may include selected dealers), as set forth in the Prospectus.

                 5. Covenants of the Seller. The Seller covenants and agrees with the Underwriters:

                          (a)     If required, to file the Prospectus with the
Commission pursuant to and in accordance with subparagraph (2) of the Rule 424(b) not later than the time specified therein. The Seller will advise the Underwriters promptly of any such filing pursuant to Rule 424(b).

                          (b)     To make no amendment or any supplement to the
Registration Statement or the Prospectus as amended or supplemented prior to the Closing Date, without furnishing the Representative with a copy of the proposed form thereof and providing the Representative with a reasonable opportunity to review the same; and during such same period to advise the Representative, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus as amended or supplemented or any amended Prospectus has been filed or mailed for filing, of the issuance of any stop order by the Commission, of the suspension of the qualification of the [Class A] Certificates for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus as amended or supplemented or for additional information; and, in the event of the issuance of any such stop order or of any order preventing or suspending the use of any prospectus relating to the [Class A] Certificates or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal.





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                          (c)     Promptly from time to time to take such
action as the Representative may reasonably request in order to qualify the [Class A] Certificates for offering and sale under the securities laws of such states as the Representative may request and to continue such qualifications in effect so long as necessary under such laws for the distribution of such [Class A] Certificates, provided that in connection therewith the Seller shall not be required to qualify as a foreign limited partnership to do business, or to file a general consent to service of process in any jurisdiction, and provided further that the expense of maintaining any such qualification more than one year from the Closing Date with respect to such [Class A] Certificates shall be at the Representative's expense.

                          (d)     To furnish the Underwriters with copies of
the Registration Statement (including exhibits) and copies of the Prospectus as amended or supplemented in such quantities as the Representative may from time to time reasonably request; and if, before a period of six months shall have elapsed after the Closing Date and the delivery of a prospectus shall be at the time required by law in connection with sales of any such [Class A] Certificates, either (i) any event shall have occurred as a result of which the Prospectus would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or
(ii) for any other reason it shall be necessary during such same period to amend or supplement the Prospectus as amended or supplemented, to notify the Representative and to prepare and furnish to the Representative as the Representative may from time to time reasonably request an amendment or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required by law to deliver a prospectus in connection with sales of any of such [Class A] Certificates at any time six months or more after the Closing Date, upon the Representative's request, but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as the Representative may request of an amended or supplemented prospectus complying with Section 10(a)(3) of the Act.





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                          (e)     To make generally available to [Class A]
Certificateholders of the Trust as soon as practicable after the Effective Date of the Registration Statement (as such date is defined in Rule 158(c) under the Act), an earnings statement of the Seller complying with Rule 158 under the Act and covering a period of at least twelve consecutive months beginning after such Effective Date.

                          (f)     To furnish to the Representative copies of
the Registration Statement (one of which will be signed and will include all exhibits), each related preliminary prospectus, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Representative reasonably requests.

                          (g)     So long as any of the [Class A] Certificates
are outstanding, to furnish the Representative copies of all reports or other communications (financial or other) furnished to [Class A] Certificateholders of the Trust, and to deliver to the Representative during such same period, (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission and (ii) such additional information concerning the business and financial condition of the Seller as the Representative may from time to time reasonably request.

                          (h)     To pay or cause to be paid all costs and
expenses incident to the performance of its obligations hereunder, including any fees charged by the rating agency or rating agencies that initially rate the [Class A] Certificates, and the reasonable expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto required within six months from the Closing Date pursuant to Section 5(d) hereof) it being understood that, except as provided in this subsection (h) and Section 9 hereof, the Underwriters will pay all their own costs and expenses, including, without limitation, the cost of printing any agreement among underwriters, the fees of the Underwriters' counsel, transfer taxes on resale of the [Class A] Certificates by the Underwriters, and any advertising expenses connected with any offers that the Underwriters may make.





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                          (i) For a period from the date of this Agreement
until the retirement of the [Class A] Certificates, or until such time as the Underwriters shall cease to maintain a secondary market in the [Class A] Certificates, whichever occurs first, to deliver to the Representative [the annual statements of compliance and the annual independent certified public accountants' reports furnished to the Trustee pursuant to Article XIII of the Pooling and Servicing Agreement, by first-class mail as soon as practicable after such statements and reports are furnished to the Trustee] [(i) copies of each certificate, the annual statements of compliance and the annual independent certified public accountants' servicing reports furnished to the Owner Trustee and the Indenture Trustee pursuant to Article III of the Sale and Servicing Agreement, by first-class mail as soon as practicable after such statements and reports are furnished to the Owner Trustee and the Indenture Trustee, (ii) copies of each amendment to any Basic Document and (iii) on or about each Distribution Date, a copy of the statement furnished by the Owner Trustee to the Certificateholders pursuant to Section 4.9 of the Sale and Servicing Agreement, by telex or telecopy].

                          (j)     On or before the Closing Date, the Seller
shall cause Ford Credit's computer records relating to the Receivables to be marked to show the Trust's absolute ownership of the Receivables, and from and after the Closing Date neither the Seller nor the Servicer shall take any action inconsistent with the Trust's ownership of such Receivables, other than as permitted by the [Pooling and Servicing Agreement] [Basic Documents].

                          (k)     To the extent, if any, that the rating
provided with respect to the [Class A] Certificates by the rating agency or agencies that initially rate the [Class A] Certificates is conditional upon the furnishing of documents or the taking of any other actions by the Seller or the General Partner, the Seller or the General Partner shall furnish such documents and take any such other actions.

                 6. Conditions of the Obligations of the Underwriters. The obligation of the Underwriters to purchase and pay for the [Class A] Certificates will be subject to the accuracy of the representations and warranties on the part of the Seller herein, to the accuracy





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of the statements of officers of the Seller, Ford Credit and the General
Partner made pursuant to the provisions hereof, to the performance by the Seller and the General Partner of their respective obligations hereunder and to the following additional conditions precedent:

                          (a)     On or prior to the Closing Date, Coopers &
Lybrand L.L.P. shall have furnished to the Representative a letter dated as of the Closing Date substantially in the form and substance of the draft to which the Representative previously agreed.

                          (b)     The Registration Statement shall have become
effective not later than __:__ [a.m.][p.m.], New York time, on ______ __, ____, or such later date as shall have been consented to by the Representative; and prior to the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Seller, shall be contemplated by the Commission.

                          (c)     The Representative shall have received as of
the Closing Date an officer's certificate signed by the Chairman of the Board, the President, the Executive Vice President - Finance or the Treasurer of the General Partner on behalf of the Seller representing and warranting that, as of the Closing Date, except to the extent that they relate expressly to another date in which case they will be true and correct as of such date on the Closing Date, the representations and warranties of the Seller in this Agreement [, the Purchase Agreement, the Trust Agreement and the Sale and Servicing Agreement] will be true and correct in all material respects, that the Seller has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date in all material respects, that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission.

                          (d)     Since the respective dates as of which
information is given in the Prospectus as amended or supplemented, there shall not have occurred any material adverse change, or any development involving a prospective material adverse change, in or affecting





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particularly the business or assets of the Seller or the General Partner, or any material adverse change in the financial position or results or operations of the Seller or the General Partner, otherwise than as set forth or contemplated in the Prospectus, which in any such case makes it impracticable or inadvisable in the Representative's reasonable judgment to proceed with the public offering or the delivery of the [Class A] Certificates on the terms and in the manner contemplated in the Prospectus as amended or supplemented.

                          (e)     Subsequent to the execution and delivery of
this Agreement, the United States shall not have become engaged in hostilities which have resulted in the declaration of a national emergency or a declaration of war, which makes it impracticable or inadvisable in the Representative's reasonable judgment to proceed with the public offering or the delivery of the [Class A] Certificates on the terms and in the manner contemplated in the Prospectus as amended or supplemented.

                          (f)     J.D. Bringard, Esq., Vice President-General
Counsel of Ford Credit and the Seller, or other counsel satisfactory to the Representative in its reasonable judgment, shall have furnished to the Representative, his written opinion, dated the Closing Date, in form reasonably satisfactory to the Representative in its reasonable judgment, to the effect that:

                                  (i)      The Seller has been duly  organized
         and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, and is duly qualified to transact business and is in good standing in each jurisdiction in the United States of America in which the conduct of its business or the ownership of its property requires such qualification.

                                  (ii)     This Agreement has been duly
         authorized, executed and delivered by the Seller.

                                  (iii) The [Pooling and Servicing Agreement
         and the] Purchase Agreement[, the Trust Agreement and the Sale and Servicing Agreement] have been duly authorized, executed





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         and delivered by, and each constitutes a valid and binding obligation of, the Seller.

                                  (iv) The consummation of the transactions
         contemplated by this Agreement [, the Pooling and Servicing Agreement and the Purchase Agreement] [and the Basic Documents], and the fulfillment of the terms hereof and thereof, will not conflict with or result in a material breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any material lien, charge or encumbrance upon any of the property or assets of the Seller pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or similar agreement or instrument known to such counsel under which the Seller is a debtor or guarantor, nor will such action result in any violation of the provisions of the Certificate of Limited Partnership or the Limited Partnership Agreement of the Seller.

                                  (v) The [Class A] Certificates have been duly
         authorized; when executed [by the Owner Trustee] and authenticated by the [Owner] Trustee [or its authenticating agent] in accordance with the [Pooling and Servicing] [Trust] Agreement and delivered and paid for pursuant to this Agreement, the [Class A] Certificates will constitute valid and binding obligations [entitled to the benefits provided by the Pooling and Servicing Agreement] [of the Trust enforceable in accordance with their terms].

                                  (vi) The Registration Statement has become
         effective under the Act and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission; the Registration Statement and the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Seller prior to





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         the Closing Date (other than the financial statements and other accounting information contained in the Registration Statement or the Prospectus as amended or supplemented or any further amendments or supplements thereto, or omitted therefrom, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder [and the Trust Indenture Act].

                                  (vii) Such counsel believes that neither the
         Registration Statement (other than the financial statements and other accounting information contained therein or omitted therefrom, as to which such counsel need express no opinion) nor any amendment thereto, at the time the same became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                                  (viii) Such counsel believes that at the
         Closing Date the Prospectus as amended or supplemented (other than the financial statements and the other accounting information contained therein or omitted therefrom, as to which such counsel need express no opinion) does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                  (ix)  Such counsel does not know of any
         contract or other document of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which is not filed or incorporated by reference or described as required.





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                                  (x)  Such counsel does not know of any
         legal or governmental proceedings pending to which the Seller is a party or of which any property of the Seller is the subject, and no such proceedings are known by such counsel to be threatened or contemplated by governmental authorities or threatened by others, other than as set forth or contemplated in the Prospectus as amended or supplemented and other than such proceedings which, in his opinion, will not have a material adverse effect upon the general affairs, financial position, net worth or results of operations (on an annual basis) of the Seller and will not materially and adversely affect the performance by the Seller of its obligations under, or the validity and enforceability of, [the Pooling and Servicing Agreement, the Purchase Agreement] [this Agreement, the Basic Documents] or the [Class A] Certificates.

                                  (xi) The [Class A] Certificates, [the Pooling
         and Servicing Agreement, the Purchase Agreement] [the Basic Documents] and this Agreement each conform in all material respects with the descriptions thereof contained in the Registration Statement and the Prospectus.

                                  (xii) The Seller is not required to be
         registered under the Investment Company Act of 1940, as amended.

                                  (xiii) No consent, approval, authorization or
         order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein or in the [Pooling and Servicing Agreement or the Purchase Agreement] [Basic Documents], except such as may be required under the Act [, the Trust Indenture Act] and other federal and state securities laws; filings with respect to the transfer of the Receivables to the Seller pursuant to the Purchase Agreement and to the [Trustee] [Trust] pursuant to the [Pooling] [Sale] and Servicing Agreement [and the grant of a security interest in the Receivables to the Indenture Trustee pursuant to the Inden-





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         ture;] and such other approvals as have been obtained.

                 Such opinion may be made subject to the qualifications that the enforceability of the terms of [the Pooling and Servicing Agreement, the Purchase Agreement] [the Indenture, the Purchase Agreement, the Trust Agreement, the Sale and Servicing Agreement] and the [Class A] Certificates may be limited by bankruptcy, insolvency, reorganizations or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law.

                 (g) J.D. Bringard, Esq., Vice President-General Counsel of Ford Credit and the Seller, or other counsel satisfactory to the Representative in its reasonable judgment, shall have furnished to the Representative his written opinion, dated as of the Closing Date, in form satisfactory to the Representative in its reasonable judgment, to the effect that:

                                  (i)  Ford Credit has been duly
         incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, and is duly qualified to transact business and is in good standing in each jurisdiction in the United States of America in which the conduct of its business or the ownership of its property requires such qualification, with only such exceptions as are not material to the business of Ford Credit and its subsidiaries considered as a whole.

                                  (ii) The indemnification agreement [(the
         "Indemnification Agreement")] [relating to the Certificates (the "Certificate Indemnification Agreement")] dated as of _____ __, ____, between Ford Credit and the Underwriters, has been duly authorized, executed and delivered by Ford Credit.

                                  (iii) The [Pooling and Servicing Agreement
         and the Purchase Agreement] [Limited





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
         Partnership Agreement, the Purchase Agreement, the Sale and Servicing Agreement, the Yield Supplement Agreement and the Administration Agreement] have been duly authorized, executed and delivered by, and each constitutes a valid and binding obligation of, Ford Credit.

                                  (iv) The consummation of the transactions
         contemplated by [the Pooling and Servicing Agreement, the Purchase Agreement and the Indemnification Agreement] [this Agreement, the Certificate Indemnification Agreement and the Basic Documents], and the fulfillment of the terms hereof and thereof, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under (in each case material to Ford Credit and its subsidiaries considered as a whole), or result in the creation or imposition of any lien, charge or encumbrance (in each case material to Ford Credit and its subsidiaries considered as a whole) upon any of the property or assets of Ford Credit pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or similar agreement or instrument known to such counsel under which Ford Credit is a debtor or guarantor, nor will such action result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of Ford Credit.

                                  (v)  Such counsel does not know of any legal
         or governmental proceedings pending to which Ford Credit is a party or of which any property of Ford Credit is the subject, and no such proceedings are known by such counsel to be threatened or contemplated by governmental authorities or threatened by others, other than as set forth or contemplated in the Prospectus as amended or supplemented and other than such proceedings which, in his opinion, will not have a material adverse effect upon the general affairs, financial position, net worth or results of operations (on an annual basis) of Ford Credit and its subsidiaries considered as a whole and will not materially and adversely affect the performance by Ford

         Credit of its obligations under, or the validity and enforceability of, [the Pooling and Servicing Agreement, the Purchase Agreement or the Indemnification Agreement] [the Basic Documents or the Certificate Indemnification Agreement].

                                  (vi)    Ford Credit has full power and
         authority to sell and assign the property to be sold and assigned to the Seller pursuant to the Purchase Agreement and has duly authorized such sale and assignment to the Seller by all necessary corporate action.

                                  (vii)   The Seller has full power and
         authority to sell and assign the property to be sold and assigned to [and deposited with the Trustee as part of] the Trust and has duly authorized such sale and assignment to the [Trustee] [Trust] by all necessary limited partnership action.

                                  [(viii) The Trust has full power and
         authority to grant a security interest in the property to be pledged to the Indenture Trustee pursuant to the Indenture and has duly authorized such grant by all necessary trustee action.]

                                  (ix)    The statements in the Prospectus under
         the caption "Certain Legal Aspects of the Receivables," to the extent they constitute matters of law or legal conclusions, are correct in all material respects.

                                  (x)    Immediately prior to the sale of the
         Receivables to the Seller, Ford Credit owned the Receivables free and clear of any lien, security interest or charge; [and] immediately prior to the assignment of the Receivables to the [Trustee] [Trust], the Seller owned the Receivables free and clear of any lien, security interest or charge[; and immediately prior to the grant of a security interest in the Receivables to the Indenture Trustee, the Trust owned the Receivables free and clear of any lien, security interest or charge]. With respect to each Receivable constituting part of the Trust, such Receivable is secured by a validly perfected first priority security interest in the vehicle financed thereby in favor of Ford Credit as a secured party or Ford Credit has instituted appropriate procedures that if followed (and such counsel has no reason to believe that they will not be so followed) will result in the perfection of a first priority security interest in the vehicle financed thereby in favor of Ford Credit as a secured party. Each such Receivable has been duly and validly assigned to the Seller by Ford Credit and to the [Trustee as Trustee of the Trust by the Seller] [Trust by the Seller, and a security interest in each such Receivable has been duly and validly granted to the Indenture Trustee by the Trust].

                                  (xi)  All filings necessary under
         applicable law to perfect [both] the sale of the Receivables by Ford Credit to the Seller pursuant to the Purchase Agreement, [and] the sale of the Receivables by the Seller to the [Trustee as Trustee of the] Trust pursuant to the [Pooling] [Sale] and Servicing Agreement [and the grant of a security interest in the Receivables to the Indenture Trustee pursuant to the Indenture] have been made and, provided that neither Ford Credit nor the Seller relocates its principal place of business in a state other than Michigan [and that the [Indenture] Trustee maintains the list of Receivables for inspection by interested parties as described above], no other filings (other than the filing of continuation statements) need be made to maintain the perfection of the sale of the Receivables either to the Seller pursuant to the Purchase Agreement or to the [Trustee as Trustee of the] Trust pursuant to the [Pooling] [Sale] and Servicing Agreement [and of the grant of a security interest in the Receivables to the Indenture Trustee pursuant to the Indenture].

                                  (xii) The [Trust] [Pooling and Servicing
         Agreement] is not required to be qualified under the Trust Indenture Act, [the

         Indenture has been duly qualified under the Trust Indenture Act,] and neither the Trust nor Ford Credit is required to be registered under the Investment Company Act of 1940, as amended.

                                  (xiii) No consent, approval, authorization or
         order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein or in the [Pooling and Servicing Agreement, the Purchase Agreement or the Indemnification Agreement] [the Basic Documents or the Certificate Indemnification Agreement], except such as may be required under the Act [, the Trust Indenture Act] and other federal and state securities laws; filings with respect to the transfer of the Receivables to the Seller pursuant to the Purchase Agreement and to the [Trustee] [Trust] pursuant to the [Pooling] [Sale] and Servicing Agreement [and the grant of a security interest in the Receivables to the Indenture Trustee pursuant to the Indenture;] and such other approvals as have been obtained.

                                  (xiv) Such counsel does not know of any legal
         or governmental proceedings pending to which either Ford Credit or the Seller is a party or of which any property of either Ford Credit or the Seller is the subject, and no such proceedings are known by such counsel to be threatened or contemplated by governmental authorities or threatened by others (1) seeking to prevent the issuance of the [Class A] Certificates or the consummation of any of the transactions contemplated by this Agreement, [the Pooling and Servicing Agreement, the Purchase Agreement or the Indemnification Agreement] [the Certificate Indemnification Agreement or the Basic Documents], or (2) seeking adversely to affect the federal income tax attributes of the [Class A] Certificates as described in the Prospectus under the heading "Certain Federal Income Tax Consequences."

                                  (xv) Neither the issuance or sale of the
         [Class A] Certificates, nor the execution and delivery of the [Class A Certifi-cates, this Agreement, the Pooling and Servicing Agreement, the Purchase Agreement or the Indemnification Agreement, [Certificates, this Agreement, the Certificate Indemnification Agreement or the Basic Documents], nor the consummation of any of the other transactions contemplated herein or in the [Pooling and Servicing Agreement, the Purchase Agreement or Indemnification Agreement] [Certificate Indemnification Agreement or the Basic Documents] by Ford Credit or the Seller, as the case may be, will contravene the terms of any material provision of any statute, order, or regulation applicable to Ford Credit or the Seller, as the case may be, the failure with which to comply could have a material adverse effect on Ford Credit and its subsidiaries considered as a whole or the Seller, as the case may be.

                          (h)     J.D. Bringard, Esq., Vice President-General
Counsel of the General Partner, or other counsel satisfactory to the Representative in its reasonable judgment, shall have furnished to the Representative his written opinion, dated as of the Closing Date, in form satisfactory to the Representative in its reasonable judgment, to the effect that:

                                  (i)   The General Partner has been duly
         incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, and is duly qualified to transact business and is in good standing in each jurisdiction in the United States of America in which the conduct of its business or the ownership of its property requires such qualification.

                                  (ii)  This Agreement has been duly
         authorized, executed and delivered by the General Partner.

                                  (iii) The Limited Partnership Agreement has
         been duly authorized, executed and delivered by, and constitutes a valid and binding obligation of, the General Partner.

                                  (iv) The Limited Partnership Agreement
         authorizes the General Partner to execute and deliver on behalf of the Seller this Agreement, the Purchase Agreement [, the Trust Agreement] and the [Pooling] [Sale] and Servicing Agreement.

                                  (v) The execution and delivery on behalf of
         the Seller of this Agreement, the Purchase Agreement [, the Trust Agreement] and the [Pooling] [Sale] and Servicing Agreement and the performance by the General Partner of its obligations under this Agreement, the Purchase Agreement [, the Trust Agreement] and the [Pooling] [Sale] and Servicing Agreement have been duly authorized by all necessary corporate action of the General Partner and each has been duly executed and delivered by the General Partner.

                                  (vi) The consummation of the transactions
         contemplated by this Agreement [, the Pooling and Servicing Agreement and the Purchase Agreement] [and the Basic Documents], and the fulfillment of the terms hereof and thereof, will not conflict with or result in a material breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any material lien, charge or encumbrance upon any of the property or assets of the General Partner pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or similar agreement or instrument known to such counsel under which the General Partner is a debtor or guarantor, nor will such action result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of the General Partner.

                                  (vii) Such counsel does not know of any legal
         or governmental proceedings pending to which the General Partner is a party or of which any property of the General Partner is the subject, and no such proceedings are known by such counsel to be threatened or contemplat-ed by governmental authorities or threatened by others, other than as set forth or contemplated in the Prospectus as amended or supplemented and other than such proceedings which, in his opinion, will not have a material adverse effect upon the general affairs, financial position, net worth or results of operations (on an annual basis) of the General Partner and will not materially and adversely affect the performance by the General Partner of its obligations under, or the validity and enforceability of, this Agreement, [the Pooling and Servicing Agreement, the Purchase Agreement] [the Basic Documents] or the [Class A] Certificates.

                                  (viii) The General Partner is not required to
         be registered under the Investment Company Act of 1940, as amended.

                                  (ix)   No consent, approval, authorization or
         order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein or in [the Pooling and Servicing Agreement or the Purchase Agreement] [the Basic Documents], except such as may be required under the Act [, the Trust Indenture Act] and other federal and state securities laws; filings with respect to the transfer of the Receivables to the Seller pursuant to the Purchase Agreement and to the [Trustee] [Trust] pursuant to the [Pooling] [Sale] and Servicing Agreement [and the grant of a security interest in the Receivables to the Indenture Trustee pursuant to the Indenture;] and such other approvals as have been obtained.

                                  (x)    Such counsel does not know of any legal
         or governmental proceedings pending to which the General Partner is a party or of which any property of the General Partner is the subject, and no such proceedings are known by such counsel to be threatened or contemplated by governmental authorities or threatened by others (1) seeking to prevent the issuance of the [Class A] Certificates or the consummation of any of the transactions contemplated by this

         Agreement [, the Pooling and Servicing Agreement or the Purchase Agreement] [or the Basic Documents], or (2) seeking adversely to affect the federal income tax attributes of the [Class A] Certificates as described in the Prospectus under the heading "Certain Federal Income Tax Consequences."

                                  (xi) Neither the issuance or sale of the
         [Class A] Certificates, nor the execution and delivery of the [Class A] Certificates, this Agreement [, the Pooling and Servicing Agreement or the Purchase Agreement] [or the Basic Documents], nor the consummation of any of the other transactions contemplated herein or in the [Pooling and Servicing Agreement or the Purchase Agreement] [Basic Documents] by the General Partner, will contravene the terms of any material provision of any statute, order, or regulation applicable to the General Partner, the failure with which to comply could have a material adverse effect on the General Partner.

                          (i)     Skadden, Arps, Slate, Meagher & Flom (or such
other counsel satisfactory to the Representative) shall have furnished their written opinion, dated the Closing Date, with respect to the characterization of the transfer of the Receivables by Ford Credit to the Seller as a sale, and with respect to the characterization of the transfer of the Receivables from the Seller to the [Trustee] [Trust], (which opinion shall state that it may be relied upon by the [Indenture] Trustee) to the Representative and to Ford Credit, and such opinion shall be in substantially the form previously discussed with the Representative and its counsel and in any event satisfactory in form and in substance to the Representative and its counsel and to Ford Credit.

                          (j)     Skadden, Arps, Slate, Meagher & Flom (or such
other counsel satisfactory to the Representative), special counsel to Ford Credit, shall have furnished their written opinion, dated the Closing Date, with respect to the nonconsolidation under the Bankruptcy Code of the assets and liabilities of either of the Seller or the General Partner with the assets and liabilities of Ford Credit in the event that Ford Credit were to become the subject of a case under the Bankruptcy Code to the Representative and to Ford Credit, and such opinion shall be in substantially the form previously discussed with the Representative and its counsel and in any event satisfactory in form and in substance to the Representative and its counsel and to Ford Credit.

                          (k)     Skadden, Arps, Slate, Meagher & Flom, special
tax counsel to the Seller, shall have furnished to the Representative their written opinion, dated as of the Closing Date, in form and in substance satisfactory to the Representative in its reasonable judgment, to the effect that:

                                  [(i)  For New York franchise tax purposes,
         the trust fund created by the Pooling and Servicing Agreement will not be classified as a corporation and, accordingly, will not be subject to New York franchise taxes, and Class A Certificateholders who are not residents or otherwise subject to tax in New York will not be subject to New York income or franchise taxes with respect to interest from the Class A Certificates or with respect to any of the Receivables.]

                                  (ii) [The Trust will not be classified as an
         association taxable as a corporation for federal income tax purposes.] [The Trust created by the Pooling and Servicing Agreement will not be classified as an association taxable as a corporation for federal income tax purposes and, instead, under subpart E, part I of subchapter J of the Internal Revenue Code of 1986, as amended, the Trust will be treated as a grantor trust and, subject to recharacterization of certain fees paid by the Trust, each Class A Certificateholder will be treated as the owner of an undivided interest in the income and corpus attributable to the trust fund.]

                                  (iii) The statements in the Registration
         Statement and Prospectus under the heading "Certain Federal Income Tax Consequences," to the extent that they constitute matters of law or legal conclusions with respect there-to, have been prepared or reviewed by such counsel and are correct in all material respects.

                          [(l)    J.D. Bringard, Esq., Vice President-General
Counsel of Ford Credit and the Seller, shall have furnished to the Representative his written opinion, dated as of the Closing Date, in form satisfactory to the Representative in its reasonable judgment, to the effect that, assuming the Seller and the Trust will each not be classified as an association taxable as a corporation for federal income tax purposes:

                                  (i) The Trust will not have a liability
         for the Michigan single business tax and will not be subject to Michigan income tax.

                                  (ii) The statements in the Registration
         Statement and Prospectus under the headings "Certain State Tax Consequences with respect to Trusts for Which a Partnership Election Is Made," to the extent that they constitute matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and are correct in all material respects.]

                          (m)     The Representative shall have received an
opinion addressed to the Representative of Skadden, Arps, Slate, Meagher & Flom, dated the Closing Date, with respect to the validity of the [Class A] Certificates and such other related matters as the Representative shall require and the Seller shall have furnished or caused to be furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                          [(n)    The Representative shall have received an
opinion addressed to the Representative, the Seller and Ford Credit of ______________, counsel to the Trustee, dated the Closing Date and satisfactory in form and substance to the Representative and to counsel to the Representative, to the effect that:

                                  (i) The Trustee has been duly
         incorporated and is validly existing as a banking corporation in good standing under the laws of the State of ______ with full corporate trust power and authority to enter into and perform its obligations under the Pooling and Servicing Agreement.

                                  (ii)  The Pooling and Servicing Agreement
         has been duly executed and delivered by the Trustee, and, insofar as the laws governing the trust powers of the Trustee are concerned and assuming due authorization, execution and delivery thereof by the Seller and the Servicer, the Pooling and Servicing Agreement constitutes a legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, except
         (1) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights, and (2) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                                  (iii) The Class A Certificates have been duly
         executed, authenticated and delivered by the Trustee.

                                  (iv)  Neither the execution nor delivery by
         the Trustee of the Pooling and Servicing Agreement nor the consummation of any of the transactions by the Trustee contemplated thereby required the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any governmental authority or agency under any existing federal or ______ State law governing the trust powers of the Trustee, except such as have been obtained, made or taken.]

                          [(n)    The Representative shall have received an
opinion addressed to the Representative, the Seller and Ford Credit of ______________, counsel to the Owner Trustee, dated the Closing Date and satisfactory in form and substance to the Representative and to counsel to the Representative, to the effect that:

                                  (i)   The Owner Trustee has been duly
         incorporated and is validly existing as a banking corporation in good standing under the laws of the State of Delaware with full corporate trust power and authority to enter into and perform its obligations under the Trust Agreement, and, on behalf of the Trust, under the Indenture, the Sale and Servicing Agreement and the Administration Agreement.

                                  (ii)  The Trust Agreement duly creates for
         the benefit of the Seller and the Certificateholders the interests in the Owner Trust Estate which the Trust Agreement purports to create, and the trust purported to be created by the Trust Agreement is validly formed and is validly existing as a business trust in good standing under the laws of the State of Delaware.

                                  (iii) The Trust Agreement authorizes the
         Trust to execute and deliver the Indenture, the Sale and Servicing Agreement and the Administration Agreement, to issue the Certificates and to grant the Indenture Trust Estate to the Indenture Trustee as security for the Notes.

                                  (iv)  The execution and delivery of the
         Trust Agreement and, on behalf of the Trust, the Indenture, the Sale and Servicing Agreement and the Administration Agreement and the performance by the Owner Trustee of its obligations under the Trust Agreement, the Indenture, the Sale and Servicing Agreement and the Administration Agreement have been duly authorized by all necessary corporate action of the Owner Trustee and each has been duly executed and delivered by the Owner Trustee.

                                  (v) Assuming due authorization, execution and
         delivery thereof by the parties thereto, the Trust Agreement, the Indenture, the Sale and Servicing Agreement and the Administration Agreement each constitutes a legal, valid and binding obligation of the Owner Trustee, enforceable against the Owner Trustee in accordance with its terms, except (1) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights, and (2) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                                  (vi) Neither the execution nor delivery by
         the Owner Trustee of the Trust Agreement and, on behalf of the Trust, the Indenture, the Sale and Servicing Agreement and the Administration Agreement, nor the consummation of any of the transactions by the Owner Trustee contemplated thereby required the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any governmental authority or agency under any existing federal or Delaware State law governing the trust powers of the Owner Trustee, except such as have been obtained, made or taken.

                                  (vii) The Owner Trustee has duly authorized,
         issued, executed and delivered, and the Owner Trustee or its authenticating agent has duly authenticated, each of the Certificates pursuant to the terms and provisions of the Trust Agreement; each of such Certificates is a legal, valid and binding obligation of the Owner Trustee, enforceable against the Owner Trustee in accordance with its terms and the terms of the Trust Agreement; and each of such Certificates is entitled to the benefits afforded by the Trust Agreement in accordance with the terms of the Trust Agreement.

                                  (viii) The execution and delivery by the
         Owner Trustee of the Trust Agreement and, on behalf of the Trust, the Indenture, the Sale and Servicing Agreement and the Administration Agreement, and the performance by the Owner Trustee of its obligations thereunder do not conflict with or result in a breach or violation of any of the terms, conditions or provisions of any law, governmental rule or regulation of the United States or the State of Delaware governing the banking or trust powers of the Owner Trustee or the Certificate of Incorporation or By- Laws of the Owner Trustee or, to such counsel's knowledge, any order writ, injunction or decree of any court or governmental authority against the Owner Trustee or by which it or any of its properties is bound or, to such counsel's knowledge, any indenture, mortgage or contract or other agreement or instrument to which the Owner Trustee is a party or by which it or any of its properties is bound, or constitute a default thereunder.

                                  (ix) The Owner Trustee has acquired such
         title to the Receivables as has been conveyed to the Owner Trustee on the date hereof, subject to the security interest created pursuant to the Indenture; and, to such counsel's knowledge, there exist no liens, security interests or charges affecting the title of the Owner Trustee to the Receivables resulting from acts of or claims against the Owner Trustee except liens, security interests or charges contemplated by the Basic Documents.

                          (o) The Representative shall have received an
officer's certificate dated the Closing Date of the Chairman of the Board, the President, the Executive Vice President-Finance or the Treasurer of each of:

                                  [(i)] Ford Credit, [the General Partner on
         behalf of the Seller, and the Servicer] in which such officers shall state that, to the best of their knowledge after reasonable investigation, the representations and warranties of the [Seller and the] Servicer contained in the [Pooling] [Sale] and Servicing Agreement and of Ford Credit [and the Seller] contained in the Purchase Agreement are true and correct in all material respects, that Ford Credit[, the Seller or the Servicer, as the case may be,] has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such agreements at or prior to the Closing Date in all material respects.

                                  [(ii) The General Partner on behalf of the
         Seller, in which such officers shall state that, to the best of their knowledge after reasonable investigation, the representations and warranties of the Seller contained in the Trust Agreement, the Sale and Servicing Agreement and the Purchase Agreement are true and correct in all material respects, that the Seller has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such agreements at or prior to the Closing Date in all material respects.]

                                  (iii) The General Partner, in which such
         officers shall state that, to the best of their knowledge after reasonable investigation, the representations and warranties of the General Partner contained in the Limited Partnership Agreement are true and correct in all material respects, that the General Partner has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such agreement at or prior to the Closing Date in all material respects.

                          (p) [The Class A Certificates shall have been rated
in the highest rating category by each of Moody's and Standard & Poor's.] [The Certificates shall have been rated at least "___" by Moody's and at least "___" by Standard & Poor's.]

                          [(q)    At the Closing Date, the Notes shall have
been purchased and paid for by the Note Underwriters in accordance with the Note Underwriting Agreement of even date herewith.]

                          7.      Indemnification and Contribution.  (a) The
Seller and the General Partner will indemnify and hold each Underwriter harmless against any losses, claims, damages, or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Seller and the General Partner will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Seller or the General Partner by any Underwriter through the Representative specifically for use therein; and provided further, that the Seller and the General Partner shall not be liable to any Underwriter or any person controlling any Underwriter under the indemnity agreement in this subsection
(a) with respect to any of such documents to the extent that any such loss, claim, damage or liability of the Underwriters or such controlling person results from the fact that such Underwriter sold the [Class A] Certificates to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference), whichever is most recent, if the Seller has previously furnished copies thereof to such Underwriter.

                 The indemnity agreement in this subsection (a) shall be in addition to any liability which the Seller or the General Partner may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act.

                          (b)     Each Underwriter will indemnify and hold
harmless the Seller against any losses, claims, damages or liabilities to which the Seller may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Seller by such Underwriter through the Representative specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Seller in connection with investigating or defending any such action or claim.

                 The indemnity agreement in this subsection (b) shall be in addition to any liability which each Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Seller or the General Partner within the meaning of the Act.

                          (c)     Promptly after receipt by an indemnified
party under subsection (a) or (b) of written notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof, and in the event that such indemnified party shall not so notify the indemnifying party within 30 days following receipt of any such notice by such indemnified party, the indemnifying party shall have no further liability under such subsection to such indemnified party unless the indemnifying party shall have received other notice addressed and delivered in the manner provided in Section 10 hereof of the commencement of such action; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party in its reasonable judgment, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

                          (d)     If the indemnification provided for in this
Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Seller and the General Partner on the one hand and the Underwriters on the other from the offering of the [Class A] Certificates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Seller and the General Partner on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative benefits received by the Seller and the General Partner on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Seller and the General Partner bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus as amended or supplemented with respect to the [Class A] Certificates. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Seller or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission, including, with respect to any Underwriter, the extent to which such losses, claims, damages or liabilities (or actions in respect thereof) result from the fact that such Underwriter sold such [Class A] Certificates to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or the Prospectus as then supplemented or amended (excluding documents incorporated by reference), whichever is more recent, if the Seller has previously furnished copies thereof to such Underwriter. The Seller and the General Partner and the Underwriters, severally and not jointly, agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the [Class A] Certificates underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                          8.      Survival of Certain Representations and
Obligations. The respective indemnities, agreements, representa- tions, warranties and other statements (including, without limitation, Section 5(k)) of the Seller and the General Partner or their respective officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regard-less of any investigation or statement as to the results thereof, made by or on behalf of any Underwriter, the Seller or the General Partner or any of their respective representatives, officers or directors of any controlling person, and will survive delivery of and payment for the [Class A] Certificates.

                          9.      Failure to Purchase the Class A Certificates.
If the purchase of the [Class A] Certificates shall not be consummated because the circumstances described in Section 6(e) shall have occurred, then neither the Seller nor the General Partner shall have any liability to the Underwriters with respect to the [Class A] Certificates except as provided in Section 5(h) and Section 7 hereof; but if for any other reason the [Class A] Certificates are not delivered to the Underwriters as provided herein, the Seller and the General Partner will be liable to reimburse the Underwriters, through the Representative, for all out-of-pocket expenses, including counsel fees and disbursements reasonably incurred by the Underwriters in making preparations for the offering of the [Class A] Certificates, but neither the Seller nor the General Partner shall then have any further liability to any Underwriter with respect to the [Class A] Certificates except as provided in Section 5(h) and
Section 7 hereof. If any Underwriter or Underwriters default on their obligations to purchase [Class A] Certificates hereunder and the aggregate principal amount of [Class A] Certificates that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total principal amount of [Class A] Certificates, the Representative may make arrangements satisfactory to the Seller and the General Partner for the purchase of such [Class A] Certificates by other persons, including the non-defaulting Underwriter or Underwriters, but if no such arrangements are made by the Closing Date, the non-defaulting Underwriter or Underwriters shall be obligated, in proportion to their commitments hereunder, to purchase the [Class A] Certificates that such defaulting Underwriter or Underwriters agreed but failed to purchase. If any Underwriter or Underwriters so default and the aggregate principal amount of [Class A] Certificates with respect to which such default or defaults occur exceeds 10% of the total principal amount of the [Class A] Certificates and arrangements satisfactory to the non-defaulting Underwriter or Underwriters, the Seller and the General Partner for the purchase of such [Class A]

Certificates by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Seller and the General Partner, except as provided in Section 5(h) and Section 7 hereof. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter or Underwriters from liability for its default.

                          10.     Notices.  All communications hereunder will
be in writing and will be mailed, delivered or sent by facsimile transmission and confirmed . Communications to the Representative or the Underwriters shall be given to the Representative at ______ - facsimile number (___) ___-____. Communications to the Seller shall be given to it in care of the General Partner at The American Road, Dearborn, Michigan 48121, attention of the Secretary -facsimile number (313) 594-7742. Communications to the General Partner shall be given to it at The American Road, Dearborn, Michigan 48121, attention of the Secretary - facsimile number (313) 594-7742.

                          11.     Successors.  This Agreement will inure to the
benefit of and be binding upon the Underwriters, the Seller and the General Partner and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligations hereunder.

                          12.     Applicable Law.  This Agreement shall be
governed by, and construed in accordance with, the laws of the State of New
York.

                          13.     Counterparts.  This Agreement may be executed
by each of the parties hereto in any number of counterparts, and by each of the parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                 If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, whereupon this letter and your acceptance hereof shall constitute a binding agreement.


                                           Very truly yours,

                                           FORD CREDIT AUTO RECEIVABLES
                                             TWO L.P.

                                           By: FORD CREDIT AUTO RECEIVABLES
                                                 TWO, INC.,
                                               as General Partner


                                               By:_________________________
                                                  Name:
                                                  Title:


                                           FORD CREDIT AUTO RECEIVABLES
                                             TWO, INC.


                                           By:_________________________
                                              Name:
                                              Title:


Accepted in New York, New York,
as of the date hereof:

______


By:______________________________
   Name:
   Title:

Acting on behalf of itself and
as the Representative of the
several Underwriters.

                ADDENDUM TO [CERTIFICATE] UNDERWRITING AGREEMENT
                      DATED ________ __, ____ RELATING TO
                FORD CREDIT AUTO [GRANTOR] [OWNER] TRUST ____-_


                 In order to clarify the provisions of Section 5(h) of the [Certificate] Underwriting Agreement, dated ________ __, ____, among Ford Credit Auto Receivables Two L.P., Ford Credit Auto Receivables Two, Inc. and ______, as Representative of the Several Underwriters, the parties hereto agree as follows:

                 1. The Underwriters shall pay directly (i) all Blue Sky fees and expenses as well as reasonable fees and expenses of counsel in connection with state securities law qualifications and any legal investment surveys; and (ii) the reasonable fees and expenses of Skadden, Arps, Slate, Meagher & Flom.

                 2. Ford Credit Auto Receivables Corporation Two L.P. shall pay (i) the Securities and Exchange Commission the filing fee with respect to the Class A Certificates; (ii) all fees of any rating agencies rating the [Class A] Certificates; (iii) all fees and expenses of the [Indenture Trustee and the Owner] Trustee; (iv) all reasonable fees and expenses of _____________, counsel to the [Indenture] Trustee; [(v) all reasonable fees and expenses of _____________, counsel to the Owner Trustee;]
(vi) all fees and expenses of Coopers & Lybrand L.L.P. relating to the letter referred to in Section 6(a) of the [Certificate] Underwriting Agreement; (vii) all fees and expenses of accountants incurred in connection with the delivery of any accountant's or auditor's reports required pursuant to the [Indenture or the Sale] [Pooling] and Servicing Agreement; (viii) the cost of printing any preliminary and final prospectus relating to the [Class A] Certificates, and the Registration Statement; and (ix) any other fees and expenses incurred in connection with the performance of its obligations under the [Certificate] Underwriting Agreement.

                 3. The provisions hereof are subject to the provisions of Section 9 of the [Certificate] Underwriting Agreement.

Dated:  ________ __, ____



                                  FORD CREDIT AUTO RECEIVABLES
                                    TWO L.P.


                                  By: FORD CREDIT AUTO RECEIVABLES
                                        TWO, INC.,
                                      as General Partner CORPORATION


                                      By:______________________________
                                         Name:
                                         Title:


                                  FORD CREDIT AUTO RECEIVABLES
                                    TWO, INC.


                                  By:______________________________
                                     Name:
                                     Title:




                                  By:______________________________
                                     Name:
                                     Title:

                                     Acting on behalf of itself and as
                                     the Representative of the several
                                     Underwriters.

                                   SCHEDULE I


                                                                             Initial
                                                                            Principal
                                                                       Balance of [Class A]
                                                                           Certificates
                                                                           ------------
______                      . . . . . . . . . . . . . . . . . . .           $
______                      . . . . . . . . . . . . . . . . . . .
______                      . . . . . . . . . . . . . . . . . . .
______                      . . . . . . . . . . . . . . . . . . .
______                      . . . . . . . . . . . . . . . . . . .


                                                                            ----------
                          Total . . . . . . . . . . . . . . . . .           $
                                                                            ==========